Exhibit 4.3

RIGHTS CERTIFICATE #: NUMBER OF RIGHTS THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED [ ], 2024 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. FOR A MORE COMPLETE DESCRIPTION OF SUCH TERMS AND CONDITIONS, PLEASE REFER TO THE PROSPECTUS. COPIES OF THE PROSPECTUS AND OTHER RELEVANT DOCUMENTS ARE AVAILABLE UPON REQUEST FROM D.F. KING & CO., INC., THE INFORMATION AGENT. THE CHILDREN’S PLACE, INC. Incorporated under the laws of the State of Delaware NON - TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE Evidencing Non - Transferable Subscription Rights to Purchase Shares of Common Stock of The Children’s Place, Inc. Subscription Price: $9.75 per Share THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 24, 2025, UNLESS EXTENDED BY THE COMPANY REGISTERED OWNER: THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of non-transferable subscription rights (“Rights”) set forth above. Each whole Right entitles the holder thereof to purchase 0.722 shares of Common Stock, with a par value of $0.10 per share, of The Children’s Place, Inc., a Delaware corporation, at a subscription price of $9.75 per share (the “Basic Subscription Right”), pursuant to a rights offering (the “Rights Offering”), on the terms and subject to the conditions set forth in the Prospectus and the “Instructions for Use of The Children’s Place, Inc. Non-Transferable Subscription Rights Certificates” accompanying this Non-Transferable Subscription Rights Certificate. Any Rights holder that exercises its Basic Subscription Right in full may subscribe for a number of Excess Shares pursuant to the terms and conditions of the Rights Offering, subject to proration, as described in the Prospectus (the “Over-Subscription Privilege”). “Excess Shares” means any shares of Common Stock that are not purchased by other holders of Rights under their Basic Subscription Rights as of the expiration date and time of the Rights Offering. The Rights represented by this Non-Transferable Subscription Rights Certificate may be exercised by completing Form 1 and any other appropriate forms on the reverse side hereof and by returning the full payment of the subscription price for each share of Common Stock in accordance with the “Instructions for Use of The Children’s Place, Inc. Non-Transferable Subscription Rights Certificates” that accompany this Non-Transferable Subscription Rights Certificate. No fractional shares will be issued. This Non-Transferable Subscription Rights Certificate is not valid unless countersigned by the subscription agent and registered by the registrar. Witness the signatures of The Children’s Place, Inc.’s duly authorized officers. Dated: ______________________________________________ ______________________________________________ President & Interim Chief Executive Officer Chief Administrative Officer, General Counsel and Corporate Secretary

DELIVERY OPTIONS FOR NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE DELIVERY OTHER THAN IN THE MANNER OR TO THE ADDRESSES LISTED BELOW WILL NOT CONSTITUTE VALID DELIVERY. If delivering by first class mail: Equiniti Trust Company, LLC Attn: Reorganization Department 55 Challenger Road, Suite 200 Ridgefield Park, NJ 07660 If delivering by registered, certified or express mail or overnight courier: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department 55 Challenger Road, Suite 200 Ridgefield Park, NJ 07660 PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY. FORM 1 - EXERCISE OF SUBSCRIPTION RIGHTS To subscribe for shares of Common Stock pursuant to your Basic Subscription Right, please complete lines (a) and (c) and sign under Form 3 below. To subscribe for shares of Common Stock pursuant to your Over-Subscription Privilege, please also complete line (b) under this Form 1 and sign under Form 3 below. To the extent you subscribe for more shares of Common Stock than you are entitled under either the Basic Subscription Right or the Over-Subscription Privilege, you will be deemed to have elected to purchase the maximum number of shares for which you are entitled to subscribe under the Basic Subscription Right or Over-Subscription Privilege, as applicable. (a) EXERCISE OF BASIC SUBSCRIPTION RIGHT: Since each Right only represents the right to purchase a fraction of a share of Common Stock, to calculate the maximum number of shares of Common Stock for which you can subscribe using this Rights Certificate, you must MULTIPLY the number of Rights stated on the face of this Non-Transferrable Subscription Rights Certificate by 0.7220 and ROUND DOWN to the nearest whole share of Common Stock. I apply for ______________ shares x $9.75 = $_______________ (no. of new shares) (subscription price) (amount enclosed) (b) EXERCISE OF OVER-SUBSCRIPTION RIGHT If you have exercised your Basic Subscription Right in full and wish to subscribe for additional shares of Common Stock pursuant to your Over-Subscription Privilege: I apply for ______________ shares x $9.75 = $_______________ (no. of new shares) (subscription price) (amount enclosed) (c) Total Amount of Payment Enclosed = $__________________ METHOD OF PAYMENT (CHECK ONE) Personal check or bank draft payable to “Equiniti Trust Company, LLC (acting as Subscription Agent for The Children’s Place, Inc.)”. Wire transfer of immediately available funds directly to the account maintained by Equiniti Trust Company, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at JPMorgan Chase Bank, 55 Water Street, New York, New York 10005, ABA #021000021 or Swift Code: CHASUS33, Account # 530-354616 Equiniti Trust Company, LLC FBO The Children’s Place, Inc., with reference to the rights holder's name. Delivery of indebtedness for borrowed money (principal and/or accrued and unpaid interest) owed by The Children’s Place, Inc. (the “Company”) to you (you may only use this method of payment after contacting the Company as described the Prospectus and the “Instructions for Use of The Children’s Place, Inc. Non-Transferable Subscription Rights Certificates”, and further subject to the Company’s determination, in its sole and absolute discretion, of validity and eligibility of such indebtedness and the Company’s confirmation, in its sole and absolute discretion, of any additional documentation that you will be required to deliver). FORM 2 - DELIVERY TO DIFFERENT ADDRESS If you wish for the Common Stock underlying your subscription rights or a certificate representing unexercised subscription rights to be delivered to an address different from that shown on the face of this Non-Transferable Subscription Rights Certificate, please enter the alternate address below, sign under Form 4 and have your signature guaranteed under Form 4. ________________________________________________________________ ________________________________________________________________ ________________________________________________________________ FORM 3 - SIGNATURE TO SUBSCRIBE: I acknowledge that I have received the Prospectus for this Rights Offering and I hereby irrevocably subscribe for the number of shares indicated as the total of Form 1(a) and Form 1(b) above on the terms and conditions specified in the Prospectus, which is incorporated by reference herein. I hereby agree that if I fail to pay in full for the shares for which I have subscribed, the Company may exercise any of the remedies provided for in the Prospectus. Signature(s): ______________________________________________________ IMPORTANT: The signature(s) must correspond with the name(s) as printed on the reverse of this Non-Transferable Subscription Rights Certificate in every particular, without alteration or enlargement, or any other change whatsoever. In the case of joint registered holders, each person must sign this Form in accordance with the foregoing. If you sign this Form in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other fiduciary or representative, you must indicate the capacity in which you are signing when you sign and, if requested by the Subscription Agent in its sole discretion, you must present to the Subscription Agent satisfactory evidence of your authority to sign in that capacity. FORM 4 - SIGNATURE GUARANTEE This form must be completed if you have completed any portion of Forms 2 or 3. Signature Guaranteed: _______________________________________________ (Name of Bank or Firm) By: _______________________________________________________________ (Signature of Officer) IMPORTANT: The signature(s) should be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15. FOR INSTRUCTIONS ON THE USE OF THE CHILDREN’S PLACE, INC. NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATES OR TO REQUEST ADDITIONAL COPIES OF THE PROSPECTUS OR OTHER RELEVANT DOCUMENTS, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, TOLL-FREE AT (888) 567-1626.